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                                                                    EXHIBIT 23.6

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors

FRE, Inc.:

    We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          Nelson & Company

Gold River, California
February 7, 1997